UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01

On July 8, 2021 BF Borgers CPA PC (“Borgers”, Regen Biopharma Inc.’s independent registered public accounting firm) began the audit of financial statements for the fiscal year ended September 30, 2020 required to be included in Regen’s Annual Report for the fiscal year ended September 30, 2020 to be filed with the United States Securities and Exchange Commission on Form 10-K.

Regen’s financial statements for the fiscal years ended September 30, 2019 and September 30, 2018 (included in the Company’s Annual report for the fiscal year ended September 30, 2019 filed on Form 10-K) had also been audited by Borgers.

The commencement of this audit of the Company’s financial statements is a further step taken by the Company towards curing the Company’s delinquency with regard to periodic reports required to be filed with the United States Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: July 13, 2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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